EXHIBIT 99.2


                                  $541,340,000
                                (Approximate)(1)
                                 GSAMP 2004-AR1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (2)
----------------------------------------

------------ ------------  -------------- --------------- ------------- --------------- ------------- ---------------- -------------
             Approximate
                Initial                      Primary                       Initial         Average      Principal        Moody's/
               Principal    Certificate     Collateral       Credit      Pass-Through        Life        Payment          Fitch
Certificates  Balance (1)       Type          Group          Support       Rate (4)        (yrs)(5)   Window (5)(6)      Ratings
------------ ------------  -------------- --------------- ------------- --------------- ------------- ---------------- -------------
  A-2        $330,527,000       Sr         Group II (3)        21.20%     LIBOR +[%]         2.34     07/04 - 09/11      Aaa/AAA
  M-1         $53,183,000       Mez       Group I and II       17.05%     LIBOR +[%]         4.96     12/07 - 09/11      Aa1/AA+
  M-2         $32,039,000       Mez       Group I and II       14.55%     LIBOR +[%]         4.91     11/07 - 09/11      Aa2/AA
  M-3         $21,786,000       Mez       Group I and II       12.85%     LIBOR +[%]         4.88     10/07 - 09/11      Aa3/AA-
  M-4         $16,019,000       Mez       Group I and II       11.60%     LIBOR +[%]         4.87     10/07 - 09/11       A1/A+
  M-5         $16,019,000       Mez       Group I and II       10.35%     LIBOR +[%]         4.86     09/07 - 09/11       A2/A
  M-6         $25,631,000       Mez       Group I and II        8.35%     LIBOR +[%]         4.85     09/07 - 09/11       A3/A-
  B-1         $16,660,000       Sub       Group I and II        7.05%     LIBOR +[%]         4.83     08/07 - 09/11     Baa1/BBB+
  B-2         $16,660,000       Sub       Group I and II        5.75%     LIBOR +[%]         4.82     08/07 - 09/11     Baa2/BBB
  B-3         $12,816,000       Sub       Group I and II        4.75%     LIBOR +[%]         4.82     08/07 - 09/11     Baa3/BBB-

  Total      $541,340,000
------------ ------------  -------------- --------------- ------------- --------------- ------------- ---------------- -------------

Not Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------------
  A-1(7)    $679,324,000        Sr           Group I (3)         N/A          LIBOR +[%]      N/A            N/A            N/A

  B-4        $16,019,000       Sub         Group I and II        N/A         5.00% Fixed      N/A            N/A            N/A

  B-5        $12,810,000       Sub         Group I and II        N/A         5.00% Fixed      N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Cut-off Date.
(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.
(4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.
(6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in June 2034.
(7) The Class A-1 Certificates will receive the benefit of a Certificate Insurance Policy issued by the Certificate Insurer.

Selected Mortgage Pool Data (8)
-------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
                                                       Group I                               Group II
                                         ------------------------------------- -------------------------------------
                                          Adjustable Rate       Fixed Rate     Adjustable Rate       Fixed Rate        Aggregate
 -----------------------------------------------------------------------------------------------------------------------------------
 Scheduled Principal Balance:                  $557,309,671      $304,777,353      $267,009,280        $152,440,764   $1,281,537,067
 Number of Mortgage Loans:                            3,130             1,539             1,334                 559            6,562
 Avg. Scheduled Principal Balance:                 $178,054          $198,036          $200,157            $272,703         $195,297
 Wtd. Avg. Gross Coupon:                             7.098%            6.556%            7.192%              6.254%           6.888%
 Wtd. Avg. Net Coupon(9):                            6.588%            6.046%            6.682%              5.744%           6.378%
 Wtd. Avg. Original FICO Score:                         621               638               614                 661              628
 Wtd. Avg. Original LTV Ratio:                       90.94%            81.32%            90.24%              78.65%           87.04%
 Wtd. Avg.  Std. Remaining Term (Mo.):                  357               347               357                 348              353
 Wtd. Avg.  Seasoning (Mo.):                              3                 4                 3                   4                3
 Wtd. Avg.  Months to Roll(10):                          24               N/A                24                 N/A               24
 Wtd. Avg.  Gross Margin(10):                         5.49%               N/A             5.68%                 N/A            5.55%
 Wtd. Avg.  Initial Rate Cap(10):                     2.00%               N/A             2.00%                 N/A            2.00%
 Wtd. Avg. Periodic Rate Cap(10):                     1.00%               N/A             1.00%                 N/A            1.00%
 Wtd. Avg. Gross Max. Lifetime Rate(10):             13.10%               N/A            13.19%                 N/A           13.13%
 -----------------------------------------------------------------------------------------------------------------------------------

(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(10) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated by Argent Mortgage Company, LLC and Olympus Mortgage Company (together, "Argent").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.50%, excess spread and a certificate insurance policy (for the Class A-1 Certificates only).

      o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR and Fixed Rate Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $ 226,386,368, a term of 71 months beginning on the second distribution date, and a strike rate of 1-month LIBOR equal to 5.8750%. (See Appendix A for Interest Rate Cap details).

      o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing LP.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSA04AR1" and on Bloomberg as "GSAMP 04 AR1".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                    July 9, 2004

Cut-off Date:                             June 1, 2004

Expected Pricing Date:                    On or before July 2, 2004

First Distribution Date:                  July 26, 2004

Key Terms
---------

Offered Certificates:                     Class A-2, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates

LIBOR Certificates:                       Class A-1, A-2, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates

Fixed Rate Certificates:                  Class B-4 and B-5 Certificates

Class A Certificates:                     Class A-1 and A-2 Certificates

Non-Offered Certificates:                 Class A-1, B-4 and B-5 Certificates

Depositor:                                GS Mortgage Securities Corp.

Lead Manager:                             Goldman Sachs & Co.

Servicer:                                 Countrywide Home Loans Servicing LP

Trustee:                                  Deutsche Bank National Trust Company

Certificate Insurer:                      To be determined. The Certificate Insurer will issue a financial guarantee policy for the benefit of the Class A-1 Certificates only (the "Certificate Insurance Policy"). The
                                          Certificate Insurer will have certain rights with respect to the transaction as specified in the Pooling and Servicing Agreement.

Servicing Fee Rate:                       50 bps


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       2

Trustee Fee Rate:                         1 bps

Interest Rate Cap Provider:               Goldman Sachs Capital Markets LP. The short-term unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's
                                          Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by Fitch Ratings.
                                          The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+
                                          by S&P and AA- by Fitch

Distribution Date:                        25th day of the month or the following Business Day

Record Date:                              For any Distribution Date, the last Business Day of the accrual period

Delay Days:                               0 day delay on all LIBOR Certificates
                                          24 day delay on all Fixed Rate Certificates

Day Count:                                Actual/360 basis on all LIBOR Certificates
                                          30/360 on all Fixed Rate Certificates

Due Period:                               The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which
                                          Distribution Date occurs

Interest Accrual Period:                  For LIBOR Certificates, the prior Distribution Date to the day prior to the current
                                          Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date For Fixed Rate Certificates, the calendar month immediately preceding the then current Distribution Date

Pricing Prepayment
Assumption:                               Adjustable rate mortgage loans: 28% CPR
                                          Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                           The trust will consist of two groups of subprime, fixed and adjustable rate, first lien residential mortgage loans

Group I Mortgage Loans:                   Approximately $862,087,023 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Group II Mortgage Loans:                  Approximately $419,450,044 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac

Excess Spread:                            The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                          Initial Gross WAC:                                           6.8880%

                                          Less Fees & Expenses(1):                                     0.5298%

                                          Net WAC:                                                     6.3582%

                                          Less Initial LIBOR Certificate Coupon (Approx.)(2):          1.0249%
                                          ----------------------------------------------------   --------------------
                                          Initial Excess Spread:                                       5.3333%

                                                (1)   Includes the servicing fees, trustee fees and, in the case of the Class A-1, a certificate insurer premium.
                                                (2)   Assumes 1-month LIBOR equal to 1.32% and a 30-day month.


Servicer Advancing:                       Yes as to principal and interest, subject to recoverability


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       3

Compensating Interest:                    The Servicer shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:                   The transaction has a 10% optional clean-up call

Rating Agencies:                          Moody's Ratings Investors Service, Inc. and Fitch Ratings

Minimum Denomination:                     $50,000 with regard to each of the Offered Certificates

Legal Investment:                         It is anticipated that the Class A-1, A-2, M-1, M-2 and M-3 Certificates will be SMMEA eligible

ERISA Eligible:                           Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                            All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                               The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the
                                          Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                          Certificates may not be consummated unless the purchaser has received the Prospectus

                                          PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid (1) to the Class A-1 Certificates, up to the Group I Principal Distribution Amount, (2) to the Class A-2 Certificates, up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Certificates. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Offered Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of LIBOR and Fixed Rate Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Certificates attributable to the WAC Cap, or the applicable loan group cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.50% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 42.40%.

-------------------------------------------------------------------------------
 Class           Initial Subordination Percentage     Step-Down Date Percentage
-------------------------------------------------------------------------------
   A                           21.20%                             42.40%
  M-1                          17.05%                             34.10%
  M-2                          14.55%                             29.10%
  M-3                          12.85%                             25.70%
  M-4                          11.60%                             23.20%
  M-5                          10.35%                             20.70%
  M-6                           8.35%                             16.70%
  B-1                           7.05%                             14.10%
  B-2                           5.75%                             11.50%
  B-3                           4.75%                              9.50%
  B-4                           3.50%                              7.00%
  B-5                           2.50%                              5.00%
-------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 43% of the prior period's Senior Credit Enhancement Percentage to be specified in the Prospectus (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent including Mortgage Loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------ -----------------------------------------------------------------------------------------
            Distribution Date                                                  Cumulative Realized Loss Percentage:
------------------------------------------ -----------------------------------------------------------------------------------------
          July 2007 - June 2008                  2.500% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 2.625% in August 2007)
------------------------------------------ -----------------------------------------------------------------------------------------
          July 2008 - June 2009                  4.000% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g.,approximately 4.104% in August 2008)
------------------------------------------ -----------------------------------------------------------------------------------------
          July 2009 - June 2010                  5.250% for the first month, plus an additional 1/12th of 0.750% for each month thereafter (e.g.,approximately 5.313% in August 2009)
------------------------------------------ -----------------------------------------------------------------------------------------
        July 2010 and thereafter                                                      6.000%
------------------------------------------ -----------------------------------------------------------------------------------------

Step-Up Coupons. For all Certificates, the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

Class B-5 Pass-Through Rate. The Class B-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and, in the case of the Class A-1 Certificates, the Certificate Insurer Premium (calculated for the LIBOR Certificates on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate, Trustee Fee Rate and Certificate Insurer Premium (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Interest Distributions on the LIBOR Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (B) from Interest Remittance Amounts related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates,

            (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv)  to the Class M-3 Certificates, their Accrued Certificate Interest,

      (v)   to the Class M-4 Certificates, their Accrued Certificate Interest,

      (vi)  to the Class M-5 Certificates, their Accrued Certificate Interest,

      (vii) to the Class M-6 Certificates, their Accrued Certificate Interest,

      (viii) to the Class B-1 Certificates, their Accrued Certificate Interest,

      (ix)  to the Class B-2 Certificates, their Accrued Certificate Interest,

      (x)   to the Class B-3 Certificates, their Accrued Certificate Interest,

      (xi) to the Class B-4 Certificates, their Accrued Certificate Interest, and

      (xii) to the Class B-5 Certificates, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class M-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (vi) to the Class M-6 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (vii) to the Class B-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (viii) to the Class B-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ix) to the Class B-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

      (x) to the Class B-4 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (xi) to the Class B-5 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Classes have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (vi) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (viii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

      (x) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

      (xi) to the Class B-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-5 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A LIBOR Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4, B-5 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (v) to the Class M-5 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class M-6 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (ix) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (x) to the Class B-4 Certificates, their unpaid interest shortfall amount,

      (xi) to the Class B-5 Certificates, their unpaid interest shortfall amount,

      (xii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates,

      (xiii) sequentially, to Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 and B-5 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and

      (xiv) [(A) from any available Interest Rate Cap payments, concurrently to the Class A-1 and Class A-2 Certificates up to their unpaid Class A-1 and any Class A-2 Basis Risk Carry Forward Amount to, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, M-3, M-4, M-5, B-1, B-2, B-3, B-4 and B-5 Certificates, in
            each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.]

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-5 Certificates, fourth to the Class B-4 Certificates, fifth to the Class B-3 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-1, eighth to the Class M-6 Certificates, ninth to the Class M-5 Certificates, tenth to the Class M-4 Certificates, eleventh to the Class M-3 Certificates, twelfth to the Class M-2 Certificates and thirteenth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A-1 or A-2 Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 57.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 65.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 70.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) approximately 74.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates, (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) approximately 76.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates, (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of: (A) the product of (i) approximately 79.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates, (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of:
(A) the product of (i) approximately 83.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), (K) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date), and (L) the Certificate Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

                                                        0-12                13-24                25-36
     Product                     No Penalty            Months               Months               Months              Total
-----------------               -------------        ------------        -------------       -------------     ---------------
2 Year ARM                       $92,594,530         $32,119,361         $411,234,454        $101,175,494        $637,123,839
3 Year ARM                       108,838,449           3,213,919            4,464,292          70,678,451         187,195,112
15 Year FIxed                      2,961,900             844,180            1,121,179          10,287,242          15,214,501
20 Year Fixed                      1,426,376           1,552,958              602,551           8,578,303          12,160,188
30 Year FIxed                     46,703,823          47,717,195           10,819,023         324,603,385         429,843,427
-----------------               -------------        ------------        -------------       -------------     ---------------
 TOTAL                          $252,525,078         $85,447,613         $428,241,500        $515,322,876      $1,281,537,067
=================               =============        ============        =============       =============     ===============

                                                     0-12               13-24                25-36
    Product                   No Penalty            Months              Months               Months
-------------------------  -----------------  ------------------  -------------------  ------------------
2 Year ARM                       14.53%              5.04%              64.55%               15.88%
3 Year ARM                       58.14               1.72                2.38                37.76
15 Year FIxed                    19.47               5.55                7.37                67.61
20 Year Fixed                    11.73              12.77                4.96                70.54
30 Year FIxed                    10.87              11.10                2.52                75.52
-------------------------  -----------------  ------------------  -------------------  ------------------
TOTAL                            19.70%              6.67%              33.42%               40.21%
=========================  =================  ==================  ===================  ==================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

      o     1-month and 6-month Forward LIBOR curves (as of close on June 24,
            2004) are used

      o     40% loss severity

      o     100% advancing

      o     There is a 6 month lag in recoveries

      o Priced to call with collateral losses calculated through the life of the applicable bond

      o     Certificates are priced at par


------------------------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss                         LIBOR Flat                          0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                      32.13                              32.30                              33.70
            Yield (%)                                   4.3739                             3.8538                             0.0303
            WAL                                           3.54                               3.54                               3.44
            Modified Duration                             3.30                               3.31                               3.28
            Principal Window                     Jan08 - Jan08                      Jan08 - Jan08                      Dec07 - Dec07
            Principal Writedown              55,674.24 (0.10%)               1,113,432.91 (2.09%)              8,052,637.21 (15.14%)
            Total Collat Loss          255,670,893.20 (19.95%)            256,653,238.01 (20.03%)            262,705,589.49 (20.50%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                      26.22                              26.33                              27.22
            Yield (%)                                   4.5768                             4.0224                             0.0149
            WAL                                           3.96                               3.96                               3.85
            Modified Duration                             3.64                               3.65                               3.63
            Principal Window                     Jun08 - Jun08                      Jun08 - Jun08                      May08 - May08
            Principal Writedown              20,989.69 (0.07%)                 789,493.42 (2.46%)              5,704,025.81 (17.80%)
            Total Collat Loss          227,809,403.95 (17.78%)            228,523,333.30 (17.83%)            232,728,246.20 (18.16%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                      22.76                              22.84                              23.46
            Yield (%)                                   4.6919                             4.0967                             0.0754
            WAL                                           4.21                               4.21                               4.11
            Modified Duration                             3.84                               3.85                               3.84
            Principal Window                     Sep08 - Sep08                      Sep08 - Sep08                      Aug08 - Aug08
            Principal Writedown              28,367.58 (0.13%)                 629,239.77 (2.89%)              4,203,735.55 (19.30%)
            Total Collat Loss          208,568,881.84 (16.27%)            209,129,872.19 (16.32%)            212,135,551.63 (16.55%)
--------------------------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                      20.33                              20.55                              20.91
            Yield (%)                                   5.2918                             4.1199                             0.0062
            WAL                                           4.46                               4.38                               4.35
            Modified Duration                             3.99                               3.94                               3.99
            Principal Window                     Dec08 - Dec08                      Nov08 - Nov08                      Nov08 - Nov08
            Principal Writedown               3,341.63 (0.02%)                 893,062.29 (5.58%)              3,729,310.66 (23.28%)
            Total Collat Loss          194,565,201.60 (15.18%)            195,071,313.64 (15.22%)            197,723,641.25 (15.43%)
-------------------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                      18.18                              18.30                              18.75
            Yield (%)                                   5.4641                             4.2422                             0.0230
            WAL                                           4.63                               4.63                               4.50
            Modified Duration                             4.10                               4.12                               4.10
            Principal Window                     Feb09 - Feb09                      Feb09 - Feb09                      Jan09 - Jan09
            Principal Writedown              68,351.52 (0.43%)               1,074,534.91 (6.71%)              4,032,976.15 (25.18%)
            Total Collat Loss          180,211,071.45 (14.06%)            181,153,108.52 (14.14%)            183,641,649.26 (14.33%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                      14.95                              15.18                              15.80
            Yield (%)                                   5.7670                             4.2889                             0.0473
            WAL                                           4.96                               4.95                               4.77
            Modified Duration                             4.33                               4.35                               4.33
            Principal Window                     Jun09 - Jun09                      Jun09 - Jun09                      May09 - May09
            Principal Writedown              21,679.61 (0.08%)               2,116,755.43 (8.26%)              7,087,424.21 (27.65%)
            Total Collat Loss          157,250,611.25 (12.27%)            159,220,997.42 (12.42%)            163,642,023.93 (12.77%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                      13.01                              13.25                              13.61
            Yield (%)                                   6.2375                             4.3356                             0.0297
            WAL                                           5.21                               5.12                               5.02
            Modified Duration                             4.46                               4.41                               4.45
            Principal Window                     Sep09 - Sep09                      Aug09 - Aug09                      Aug09 - Aug09
            Principal Writedown              60,923.94 (0.37%)              1,856,257.59 (11.14%)              5,298,219.10 (31.80%)
            Total Collat Loss          142,315,661.18 (11.11%)            143,793,799.51 (11.22%)            147,028,156.96 (11.47%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2   CDR (%)                                      11.25                              11.46                              11.84
            Yield (%)                                   6.5808                             4.4215                             0.1419
            WAL                                           5.38                               5.36                               5.15
            Modified Duration                             4.54                               4.56                               4.53
            Principal Window                     Nov09 - Nov09                      Nov09 - Nov09                      Oct09 - Oct09
            Principal Writedown               6,521.90 (0.04%)              2,180,375.35 (13.09%)              5,603,214.36 (33.63%)
            Total Collat Loss           127,135,051.34 (9.92%)            129,146,488.90 (10.08%)            132,133,706.03 (10.31%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-3   CDR (%)                                      10.01                              10.21                              10.49
            Yield (%)                                   7.3878                             4.4912                             0.0074
            WAL                                           5.54                               5.51                               5.29
            Modified Duration                             4.54                               4.55                               4.51
            Principal Window                     Jan10 - Jan10                      Jan10 - Jan10                      Dec09 - Dec09
            Principal Writedown              61,777.24 (0.48%)              2,367,021.66 (18.47%)              5,096,665.95 (39.77%)
            Total Collat Loss           116,105,316.74 (9.06%)             118,100,011.11 (9.22%)             120,324,225.99 (9.39%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)
------------------------------

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                     $1,281,537,067
Number of Mortgage Loans:                                                 6,562
Average Scheduled Principal Balance:                                   $195,297
Weighted Average Gross Coupon:                                           6.888%
Weighted Average Net Coupon:                                             6.378%
Weighted Average Original FICO Score:                                       628
Weighted Average Original LTV Ratio:                                     87.04%
Weighted Average Stated Remaining Term (months):                            353
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (2)                                         24
Weighted Average Gross Margin: (2)                                        5.55%
Weighted Average Initial Rate Cap: (2)                                    2.00%
Weighted Average Periodic Rate Cap: (2)                                   1.00%
Weighted Average Gross Maximum Lifetime Rate: (2)                        13.12%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                                              Distribution by Current Principal Balance

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Current Principal      Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
     Balance            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,000 & Below           427       $28,865,045       2.25%      7.765%        609     $67,600      85.94%      74.81%      65.36%
$75,001 - $100,000        766        67,227,212       5.25       7.611         606      87,764      88.08       69.45       78.45
$100,001 - $125,000       812        91,178,263       7.11       7.355         612     112,289      88.69       67.57       82.95
$125,001 - $150,000       772       105,868,730       8.26       7.222         617     137,136      88.38       66.11       84.77
$150,001 - $200,000     1,235       214,661,578      16.75       7.018         619     173,815      88.03       66.27       90.01
$200,001 - $250,000       848       188,801,897      14.73       6.840         623     222,644      86.81       60.90       89.90
$250,001 - $300,000       596       163,062,078      12.72       6.814         629     273,594      87.08       54.89       88.86
$300,001 - $350,000       438       141,414,550      11.03       6.592         635     322,864      86.83       58.90       94.68
$350,001 - $400,000       302       113,034,081       8.82       6.505         646     374,285      87.09       52.88       97.32
$400,001 & Above          366       167,423,633      13.06       6.450         655     457,442      84.19       53.87       91.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                    Distribution by Current Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below             889      $243,609,905      19.01%      5.626%        667    $274,027      79.63%      82.80%      96.69%
6.00- 6.49%               836       186,700,023      14.57       6.239         638     223,325      86.84       66.93       91.97
6.50- 6.99%             1,477       301,838,005      23.55       6.747         629     204,359      88.34       61.25       90.67
7.00- 7.49%             1,156       210,443,314      16.42       7.223         621     182,044      89.80       52.77       85.91
7.50- 7.99%             1,107       183,404,222      14.31       7.713         606     165,677      90.05       48.38       82.86
8.00- 8.49%               590        86,887,228       6.78       8.211         594     147,266      89.53       47.10       82.82
8.50- 8.99%               362        51,740,023       4.04       8.692         585     142,928      88.63       39.97       80.44
9.00 & Above              145        16,914,346       1.32       9.309         572     116,651      88.43       40.97       82.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       18

                                                    Distribution by Credit Score

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Credit Score            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               157       $43,165,020       3.37%      6.023%        765    $274,936      78.35%      70.91%      80.55%
720-739                   118        29,816,214       2.33       6.095         728     252,680      81.07       69.92       83.09
700-719                   202        52,032,070       4.06       6.223         709     257,585      84.18       56.63       80.79
680-699                   366        82,525,779       6.44       6.415         689     225,480      87.49       49.36       82.43
660-679                   468       101,599,601       7.93       6.608         668     217,093      87.55       54.42       85.07
640-659                   771       157,246,244      12.27       6.636         649     203,951      87.98       54.62       87.55
620-639                 1,168       232,010,426      18.10       6.818         629     198,639      88.61       57.04       88.89
600-619                 1,256       238,155,773      18.58       6.932         609     189,614      88.91       62.51       90.50
580-599                   765       133,862,764      10.45       7.290         589     174,984      88.18       63.18       92.13
560-579                   545        91,186,700       7.12       7.514         569     167,315      86.26       68.24       95.32
540-559                   501        82,015,206       6.40       7.670         552     163,703      85.88       69.36       96.48
520-539                   153        22,760,374       1.78       7.699         530     148,761      78.82       81.25       95.55
500-519                    92        15,160,896       1.18       7.886         509     164,792      77.87       89.94       95.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                     Distribution by Lien Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Lien Status             Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens             6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                    Distribution by Original LTV

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Original LTV            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.00% & Below             62       $13,380,139       1.04%      5.905%        661    $215,809      41.80%      78.31%      96.19%
50.01 - 60.00%            114        23,316,409       1.82       6.200         633     204,530      55.95       70.46       96.20
60.01 - 70.00%            284        66,171,067       5.16       6.123         643     232,997      65.96       80.96       94.84
70.01 - 80.00%            967       202,816,602      15.83       6.490         637     209,738      78.10       67.38       91.31
80.01 - 85.00%            395        72,497,512       5.66       6.825         622     183,538      84.33       70.73       76.95
85.01 - 90.00%          2,375       435,808,465      34.01       7.171         612     183,498      89.64       53.31       77.53
90.01 - 95.00%          2,365       467,546,874      36.48       6.977         637     197,694      94.75       59.71       99.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                    Distribution by Documentation

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Documentation           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                4,187      $779,870,634      60.85%      6.694%        625    $186,260      86.03%     100.00%      91.18%
Limited Doc               348        72,919,866       5.69       6.863         628     209,540      88.08        0.00       80.24
Stated Doc              2,027       428,746,567      33.46       7.245         634     211,518      88.71        0.00       86.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       19

                                                    Distribution by Loan Purpose

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Loan Purpose            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                2,076      $380,340,523      29.68%      7.141%        640    $183,208      88.57%      46.60%      78.30%
Refi-CashOut            4,051       816,190,834      63.69       6.809         621     201,479      86.83       65.61       93.42
Refi-No Cashout           435        85,005,710       6.63       6.516         645     195,415      82.22       78.92       95.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                  Distribution by Occupancy Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Occupancy Status        Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          5,648    $1,141,121,750      89.04%      6.838%        626    $202,040      87.06%      62.31%     100.00%
Non-Owner                 846       128,065,958       9.99       7.351         648     151,378      86.89       48.49        0.00
Second Home                68        12,349,358       0.96       6.729         660     181,608      87.66       54.15        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                    Distribution by Property Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Property Type           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           4,941      $953,963,252      74.44%      6.837%        626    $193,071      86.93%      62.03%      91.68%
PUD                       599       124,235,313       9.69       6.954         626     207,405      88.78       61.02       88.93
2-4 Units                 447       108,604,869       8.47       7.110         647     242,964      86.47       51.69       70.88
Condo                     423        78,405,101       6.12       7.043         635     185,355      88.47       54.63       81.82
Manu/Mobil                152        16,328,533       1.27       7.167         618     107,425      77.76       81.56       91.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                        Distribution by State

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
State                   Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)   1,196      $321,775,753      25.11%      6.467%        640    $269,043      82.72%      60.22%      93.53%
California (Northern)     555       152,852,567      11.93       6.374         640     275,410      84.68       61.70       93.54
Florida                   748       119,819,421       9.35       7.097         620     160,186      88.74       58.52       85.19
New York                  301        87,452,125       6.82       6.827         630     290,539      85.14       61.89       91.25
Illinois                  452        83,389,894       6.51       7.559         625     184,491      90.85       49.59       86.13
Arizona                   401        52,926,983       4.13       7.121         615     131,987      91.09       61.01       92.75
Colorado                  168        31,570,511       2.46       6.915         618     187,920      91.05       53.53       87.75
Nevada                    168        30,069,122       2.35       7.201         626     178,983      90.65       61.69       81.98
Michigan                  235        30,018,508       2.34       7.555         601     127,738      90.52       68.87       88.57
Texas                     217        29,430,090       2.30       7.480         613     135,623      88.52       59.05       73.82
Washington                137        27,126,028       2.12       7.000         624     198,000      90.43       67.02       88.92
All Others              1,984       315,106,064      24.59       7.126         622     158,824      89.30       64.17       85.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       20

                                                      Distribution by Zip Code

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Zip Code                Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
94591                      10        $3,669,856       0.29%      6.167%        622    $366,986      87.89%      69.28%     100.00%
92505                      12         3,593,916       0.28       6.476         618     299,493      88.48       64.83      100.00
94565                      13         3,589,662       0.28       6.452         633     276,128      89.06       63.28       85.49
94531                       9         3,216,271       0.25       6.251         674     357,363      85.41       65.70      100.00
33027                      11         3,162,624       0.25       6.880         606     287,511      86.87       47.15      100.00
94544                       8         2,956,573       0.23       6.233         649     369,572      91.24       47.32      100.00
11580                       9         2,901,669       0.23       6.723         666     322,408      92.77       87.58      100.00
96797                       9         2,866,144       0.22       6.234         683     318,460      87.93       79.54       90.26
93550                      17         2,814,260       0.22       6.699         634     165,545      87.74       60.80       84.93
11236                       9         2,814,025       0.22       7.091         600     312,669      83.69       72.72      100.00
All Others              6,455     1,249,952,067      97.54       6.898         628     193,641      87.02       60.73       88.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                            Distribution by Remaining Months To Maturity

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Remaining Months       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
  To Maturity          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months             92       $15,748,607       1.23%      6.559%        634    $171,181      75.40%      67.00%      89.81%
181 - 240 Months           72        12,975,357       1.01       6.434         632     180,213      76.06       76.17       95.06
241 - 360 Months        6,398     1,252,813,103      97.76       6.897         628     195,813      87.30       60.62       88.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                  Distribution by Amortization Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
  Amortization         Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
      Type             Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year Hybrid           3,510      $637,123,839      49.72%      7.134%        617    $181,517      90.60%      50.36%      87.09%
3 Year Hybrid             954       187,195,112      14.61       7.108         622     196,221      91.12       53.23       85.78
Fixed 15 Year              87        15,214,501       1.19       6.518         636     174,879      74.97       65.84       89.45
Fixed 20 Year              66        12,160,188       0.95       6.385         631     184,245      75.11       80.68       95.32
Fixed 30 Year           1,945       429,843,427      33.54       6.455         646     220,999      80.77       78.98       93.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                    Distribution by Periodic Cap

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
  Periodic             Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
    Cap                Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   4,464      $824,318,950      64.32%      7.128%        619    $184,659      90.71%      51.02%      86.79%
NA                      2,098       457,218,116      35.68       6.455         646     217,930      80.43       78.59       93.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       21

                                                Distribution by Months To Rate Reset

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Months To              Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Rate Reset             Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24                   3,510      $637,123,839      49.72%      7.134%        617    $181,517      90.60%      50.36%      87.09%
25-36                     954       187,195,112      14.61       7.108         622     196,221      91.12       53.23       85.78
N/A                     2,098       457,218,116      35.68       6.455         646     217,930      80.43       78.59       93.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                  Distribution by Life Maximum Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Life Maximum Rate      Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.00-11.49%               44       $12,577,332       0.98%      5.324%        651    $285,848      90.10%      70.94%      93.16%
11.50-11.99%              251        60,246,051       4.70       5.796         646     240,024      91.17       68.91       91.39
12.00-12.49%              502       109,333,853       8.53       6.243         636     217,797      90.76       59.78       90.56
12.50-12.99%              999       203,376,458      15.87       6.752         628     203,580      91.01       52.82       89.69
13.00-13.49%              893       163,123,416      12.73       7.226         620     182,669      91.13       48.02       83.94
13.50-13.99%              887       148,327,315      11.57       7.717         604     167,224      90.73       44.49       83.74
14.00-14.49%              477        71,684,598       5.59       8.214         589     150,282      89.65       43.99       83.89
14.50-14.99%              294        42,185,246       3.29       8.695         585     143,487      89.46       36.33       82.21
15.00-15.49%               93        11,106,794       0.87       9.170         574     119,428      89.09       43.58       82.26
15.50% & Above             24         2,357,888       0.18       9.817         562      98,245      88.52       54.88       91.44
N/A                     2,098       457,218,116      35.68       6.455         646     217,930      80.43       78.59       93.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

                                                       Distribution by Margin

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Margin                 Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50- 4.99%             2,084      $345,975,543      27.00%      7.281%        617    $166,015      91.31%      52.50%      84.72%
5.00- 5.49%                 3           584,495       0.05       7.063         679     194,832      93.73       25.36      100.00
5.50- 5.99%               368        82,758,141       6.46       7.065         625     224,886      86.27       37.51       92.18
6.00- 6.49%                71        12,766,071       1.00       7.225         627     179,804      91.49       43.90       85.17
6.50- 6.99%             1,926       380,041,152      29.66       6.999         618     197,321      91.12       52.61       87.51
7.00 & Above               12         2,193,548       0.17       7.251         611     182,796      88.90      100.00       90.39
N/A                     2,098       457,218,116      35.68       6.455         646     217,930      80.43       78.59       93.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   6,562    $1,281,537,067     100.00%      6.888%        628    $195,297      87.04%      60.85%      89.04%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group I Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $557,309,671
Number of Mortgage Loans:                                                  3,130
Average Scheduled Principal Balance:                                    $178,054
Weighted Average Gross Coupon:                                            7.098%
Weighted Average Net Coupon:                                              6.588%
Weighted Average Original FICO Score:                                        621
Weighted Average Original LTV Ratio:                                      90.94%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:                                              24
Weighted Average Gross Margin:                                             5.49%
Weighted Average Initial Rate Cap:                                         2.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             13.10%


                                              Distribution By Current Principal Balance

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Current Principal      Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
    Balance            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,000 & Below           129        $8,793,113       1.58%      7.605%        623     $68,164      87.96%      69.98%      55.47%
$75,001 - $100,000        320        28,240,816       5.07       7.422         616      88,253      89.85       63.44       69.87
$100,001 - $125,000       392        44,119,528       7.92       7.328         615     112,550      91.41       61.77       77.66
$125,001 - $150,000       441        60,697,485      10.89       7.218         616     137,636      91.00       59.54       81.99
$150,001 - $200,000       785       136,169,194      24.43       7.092         619     173,464      91.23       59.03       88.52
$200,001 - $250,000       484       107,549,359      19.30       7.010         620     222,209      91.45       52.16       88.86
$250,001 - $300,000       360        98,402,352      17.66       7.042         622     273,340      90.79       42.83       86.55
$300,001 - $350,000       178        56,473,811      10.13       6.866         626     317,269      90.99       44.20       94.39
$350,001 - $400,000        19         7,119,502       1.28       7.141         651     374,711      91.54       31.13       84.04
$400,001 & Above           22         9,744,511       1.75       6.842         652     442,932      85.45       50.85       53.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                    Distribution By Current Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below             204       $42,943,359       7.71%      5.729%        651    $210,507      91.50%      77.80%      90.31%
6.00- 6.49%               383        75,072,456      13.47       6.257         639     196,012      91.28       66.64       91.96
6.50- 6.99%               771       143,755,123      25.79       6.750         629     186,453      90.81       55.94       86.45
7.00- 7.49%               664       115,138,030      20.66       7.228         621     173,401      91.10       50.08       81.29
7.50- 7.99%               642       107,431,029      19.28       7.715         604     167,338      90.98       45.16       82.44
8.00- 8.49%               320        50,568,391       9.07       8.209         592     158,026      90.14       42.22       83.27
8.50- 8.99%               146        22,401,282       4.02       8.637         590     153,433      90.38       30.62       80.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       23

                                                    Distribution By Credit Score

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Credit Score           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                50        $9,094,899       1.63%      6.555%        765    $181,898      89.31%      42.06%      47.51%
720-739                    49         9,020,381       1.62       6.667         729     184,089      90.28       43.90       61.45
700-719                    79        15,630,845       2.80       6.777         709     197,859      90.35       33.03       74.47
680-699                   143        26,930,683       4.83       6.766         688     188,326      90.64       31.07       67.60
660-679                   200        36,759,791       6.60       6.857         668     183,799      92.22       45.46       77.43
640-659                   361        65,508,132      11.75       6.789         649     181,463      91.38       46.96       80.69
620-639                   623       112,715,510      20.22       6.942         628     180,924      91.72       48.89       85.94
600-619                   658       116,278,110      20.86       7.059         609     176,714      92.55       54.76       87.85
580-599                   401        67,461,508      12.10       7.436         588     168,233      91.07       63.17       89.39
560-579                   264        45,032,208       8.08       7.559         569     170,577      89.06       67.56       95.37
540-559                   208        37,519,994       6.73       7.689         552     180,385      88.31       64.37       96.21
520-539                    56         8,666,938       1.56       7.660         529     154,767      82.99       85.63       96.21
500-519                    38         6,690,672       1.20       7.571         508     176,070      80.79       90.53      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                     Distribution By Lien Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Lien Status            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens             3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                    Distribution By Original LTV

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Original LTV           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.00% & Below              4          $463,886       0.08%      6.810%        572    $115,972      44.63%      83.89%      86.03%
50.01 - 60.00%              8         1,428,163       0.26       7.027         538     178,520      55.99       61.58      100.00
60.01 - 70.00%             15         2,674,788       0.48       7.162         567     178,319      68.09       57.57       87.73
70.01 - 80.00%            233        42,715,189       7.66       6.899         629     183,327      79.35       33.88       86.86
80.01 - 85.00%            148        22,865,217       4.10       7.274         616     154,495      84.80       60.93       55.73
85.01 - 90.00%          1,254       219,341,006      39.36       7.267         606     174,913      89.76       48.47       70.35
90.01 - 95.00%          1,468       267,821,421      48.06       6.976         632     182,440      94.78       60.01       99.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                    Distribution By Documentation

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Documentation          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                1,765      $298,236,404      53.51%      6.942%        612    $168,972      91.43%     100.00%      86.42%
Limited Doc               173        31,354,002       5.63       7.100         618     181,237      91.61        0.00       77.51
Stated Doc              1,192       227,719,266      40.86       7.302         632     191,040      90.21        0.00       84.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       24

                                                    Distribution By Loan Purpose

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Loan Purpose           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                1,259      $220,185,307      39.51%      7.156%        636    $174,889      89.09%      44.64%      75.87%
Refinance - Cashout     1,712       312,308,852      56.04       7.060         611     182,423      92.11       58.08       91.47
Refinance - No Cashout    159        24,815,512       4.45       7.060         605     156,072      92.62       74.81       87.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                  Distribution By Occupancy Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Occupancy Status       Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          2,590      $474,427,203      85.13%      7.072%        616    $183,177      91.36%      54.33%     100.00%
Non-Owner Occupied        497        76,360,658      13.70       7.292         647     153,643      88.57       48.95        0.00
Second Home                43         6,521,810       1.17       6.710         662     151,670      88.01       47.69        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                    Distribution By Property Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Property Type          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           2,258      $389,919,657      69.96%      7.072%        617    $172,684      91.29%      54.04%      88.34%
PUD                       329        61,629,977      11.06       7.127         617     187,325      91.51       57.47       85.87
2-4 Units                 224        52,289,877       9.38       7.270         643     233,437      89.83       44.86       64.66
Condominium               252        45,241,333       8.12       7.072         634     179,529      90.69       49.80       79.43
Manu/Mobil                 67         8,228,826       1.48       7.147         614     122,818      78.65       74.22       88.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                        Distribution By State

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
State                  Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)     442       $96,958,812      17.40%      6.936%        626    $219,364      88.53%      42.86%      89.08%
Illinois                  330        59,070,983      10.60       7.483         627     179,003      91.87       49.44       85.11
Florida                   315        51,000,279       9.15       7.086         623     161,906      91.76       54.19       80.95
California (Northern)     197        45,320,010       8.13       6.719         615     230,051      89.77       58.40       89.60
Arizona                   202        28,380,276       5.09       7.136         613     140,496      92.27       57.28       90.55
New York                   94        25,501,632       4.58       6.937         622     271,294      91.14       56.13       85.18
Colorado                  131        24,583,120       4.41       6.865         618     187,657      92.34       54.31       88.07
Nevada                    112        19,444,398       3.49       7.232         621     173,611      91.50       59.48       77.97
Michigan                  119        17,016,749       3.05       7.326         610     142,998      92.29       62.43       88.96
Washington                 79        15,656,329       2.81       7.079         620     198,181      92.02       63.68       85.42
Minnesota                  83        15,529,207       2.79       7.009         626     187,099      92.17       46.27       81.12
All Others              1,026       158,847,876      28.50       7.190         618     154,822      91.21       56.72       82.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       25

                                                      Distribution By Zip Code

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Zip Code               Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
93550                      14        $2,390,710       0.43%      6.691%        638    $170,765      87.37%      62.29%      86.20%
94565                       7         1,967,747       0.35       6.830         617     281,107      91.27       44.66       81.96
92376                       9         1,831,367       0.33       6.494         617     203,485      92.23       79.72      100.00
95206                       7         1,791,309       0.32       6.892         620     255,901      92.94       55.33      100.00
60440                      10         1,726,476       0.31       7.819         599     172,648      94.16       70.33      100.00
90810                       6         1,725,717       0.31       6.891         641     287,619      94.12       32.78       84.41
89031                      10         1,719,715       0.31       6.918         592     171,971      92.34       82.02       89.82
92553                       8         1,644,166       0.30       6.869         656     205,521      90.67       37.18       70.23
60639                       7         1,628,748       0.29       7.711         654     232,678      93.07       38.83       71.89
60544                       7         1,530,487       0.27       8.274         586     218,641      91.86       38.29      100.00
All Others              3,045       539,353,228      96.78       7.098         621     177,128      90.91       53.47       85.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                            Distribution By Remaining Months To Maturity

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Remaining Months       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
  To Maturity          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months              3          $363,386       0.07%      7.127%        597    $121,129      86.36%     100.00%     100.00%
181 - 240 Months            6           815,169       0.15       7.164         649     135,861      90.27        8.83       91.20
241 - 360 Months        3,121       556,131,116      99.79       7.098         621     178,190      90.94       53.55       85.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                  Distribution By Amortization Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Amortization Type      Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year Hybrid           2,413      $429,439,684      77.06%      7.101%        620    $177,969      90.81%      51.84%      85.50%
3 Year Hybrid             717       127,869,986      22.94       7.088         622     178,340      91.37       59.13       83.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                    Distribution By Periodic Cap

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Periodic Cap           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                Distribution By Months To Rate Reset

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Months To              Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Rate Reset             Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24                   2,413      $429,439,684      77.06%      7.101%        620    $177,969      90.81%      51.84%      85.50%
25-36                     717       127,869,986      22.94       7.088         622     178,340      91.37       59.13       83.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       26

                                                  Distribution By Life Maximum Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Life Maximum           Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
    Rate               Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.00-11.49%               26        $6,306,714       1.13%      5.332%        650    $242,566      91.96%      91.99%      86.35%
11.50-11.99%              178        36,636,645       6.57       5.797         651     205,824      91.42       75.35       91.00
12.00-12.49%              383        75,072,456      13.47       6.257         639     196,012      91.28       66.64       91.96
12.50-12.99%              771       143,755,123      25.79       6.750         629     186,453      90.81       55.94       86.45
13.00-13.49%              664       115,138,030      20.66       7.228         621     173,401      91.10       50.08       81.29
13.50-13.99%              642       107,431,029      19.28       7.715         604     167,338      90.98       45.16       82.44
14.00-14.49%              320        50,568,391       9.07       8.209         592     158,026      90.14       42.22       83.27
14.50-14.99%              146        22,401,282       4.02       8.637         590     153,433      90.38       30.62       80.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

                                                       Distribution By Margin

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Margin                 Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50- 4.99%             1,482      $249,665,121      44.80%      7.179%        621    $168,465      91.72%      54.12%      84.07%
5.50- 5.99%               294        59,029,319      10.59       7.085         624     200,780      85.82       37.31       91.61
6.00- 6.49%                49         8,333,695       1.50       7.247         633     170,075      92.25       45.52       78.43
6.50- 6.99%             1,297       238,782,107      42.85       7.011         619     184,103      91.35       56.87       84.77
7.00 & Above                8         1,499,429       0.27       7.054         611     187,429      90.66      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   3,130      $557,309,671     100.00%      7.098%        621    $178,054      90.94%      53.51%      85.13%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      The Group I Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $304,777,353
Number of Mortgage Loans:                                                  1,539
Average Scheduled Principal Balance:                                    $198,036
Weighted Average Gross Coupon:                                            6.556%
Weighted Average Net Coupon:                                              6.046%
Weighted Average Original FICO Score:                                        638
Weighted Average Original LTV Ratio:                                      81.32%
Weighted Average Stated Remaining Term (months):                             347
Weighted Average Seasoning (months):                                           4


                                              Distribution By Current Principal Balance

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Current Principal      Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
     Balance           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,000 & Below            36        $2,443,827       0.80%      7.278%        636     $67,884      81.14%      80.09%      67.08%
$75,001 - $100,000        106         9,368,478       3.07       7.462         616      88,382      85.47       81.62       79.86
$100,001 - $125,000       159        18,010,125       5.91       7.053         627     113,271      82.52       79.53       83.04
$125,001 - $150,000       202        27,691,554       9.09       6.930         630     137,087      82.94       82.60       90.04
$150,001 - $200,000       343        60,058,413      19.71       6.664         628     175,097      80.98       82.03       93.10
$200,001 - $250,000       301        67,146,398      22.03       6.493         632     223,078      79.51       73.66       91.32
$250,001 - $300,000       196        53,748,597      17.64       6.321         648     274,228      80.40       77.95       92.88
$300,001 - $350,000       152        48,407,271      15.88       6.249         647     318,469      81.89       82.83       96.72
$350,001 - $400,000        26         9,744,454       3.20       6.431         663     374,787      85.35       72.60      100.00
$400,001 & Above           18         8,158,236       2.68       6.160         695     453,235      83.72       66.25       83.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                    Distribution By Current Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below             385       $90,790,823      29.79%      5.643%        659    $235,820      75.65%      88.30%      97.95%
6.00- 6.49%               258        55,076,012      18.07       6.234         643     213,473      81.05       79.34       93.88
6.50- 6.99%               392        77,636,031      25.47       6.732         631     198,051      82.32       80.26       91.80
7.00- 7.49%               210        36,586,860      12.00       7.227         623     174,223      85.92       71.58       92.82
7.50- 7.99%               170        27,180,661       8.92       7.697         616     159,886      87.20       65.90       78.05
8.00- 8.49%                83        11,569,269       3.80       8.195         621     139,389      89.47       57.77       75.21
8.50- 8.99%                41         5,937,697       1.95       8.629         592     144,822      86.29       51.16       63.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       28

                                                    Distribution By Credit Score

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                54       $13,993,718       4.59%      6.146%        763    $259,143      79.80%      76.96%      84.62%
720-739                    33         6,857,924       2.25       6.121         729     207,816      82.56       79.66       85.47
700-719                    65        14,399,411       4.72       6.096         709     221,529      81.86       71.69       88.55
680-699                   118        24,457,081       8.02       6.335         689     207,263      85.63       70.27       85.60
660-679                   150        31,284,395      10.26       6.520         668     208,563      82.79       69.81       86.51
640-659                   223        44,598,465      14.63       6.409         650     199,993      82.75       77.24       95.14
620-639                   283        55,961,363      18.36       6.472         629     197,743      81.97       84.17       92.45
600-619                   299        57,147,334      18.75       6.675         609     191,128      80.64       80.22       92.57
580-599                   122        22,702,558       7.45       6.833         588     186,087      79.62       79.83       94.00
560-579                    81        15,106,291       4.96       6.920         570     186,497      77.34       85.34       96.64
540-559                    62        10,304,216       3.38       7.217         551     166,197      76.14       82.64      100.00
520-539                    35         5,578,840       1.83       7.412         530     159,395      74.37       95.82       97.03
500-519                    14         2,385,756       0.78       7.734         509     170,411      74.09       89.96      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                     Distribution By Lien Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Lien Status            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens             1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                    Distribution By Original LTV

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Original LTV           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.00% & Below             40        $7,280,158       2.39%      5.965%        645    $182,004      42.60%      72.85%      95.06%
50.01 - 60.00%             72        13,528,963       4.44       6.147         626     187,902      55.87       76.57       96.48
60.01 - 70.00%            181        39,373,509      12.92       6.184         634     217,533      66.04       77.13       94.13
70.01 - 80.00%            416        82,576,159      27.09       6.382         630     198,500      77.72       81.92       91.15
80.01 - 85.00%            116        26,398,203       8.66       6.431         629     227,571      83.79       81.18       90.61
85.01 - 90.00%            352        67,049,553      22.00       6.742         638     190,482      89.39       78.26       82.32
90.01 - 95.00%            362        68,570,808      22.50       6.987         655     189,422      94.71       76.44       99.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                    Distribution By Documentation

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Documentation          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV      Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                1,222      $239,996,356      78.74%      6.461%        635    $196,396      81.26%     100.00%      93.96%
Limited Doc                81        16,154,750       5.30       6.701         634     199,441      81.69        0.00       75.99
Stated Doc                236        48,626,248      15.95       6.972         653     206,043      81.51        0.00       85.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       29

                                                    Distribution By Loan Purpose

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Loan Purpose           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                  268       $52,907,063      17.36%      6.951%        664    $197,414      89.49%      62.00%      81.60%
Refinance - Cashout     1,094       218,670,981      71.75       6.484         630     199,882      79.65       81.74       93.25
Refinance - No Cashout    177        33,199,308      10.89       6.397         646     187,567      79.27       85.69       97.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                  Distribution By Occupancy Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Occupancy Status       Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,387      $279,561,104      91.73%      6.498%        636    $201,558      81.21%      80.66%     100.00%
Non-Owner Occupied        141        23,447,609       7.69       7.237         658     166,295      82.12       55.72        0.00
Second Home                11         1,768,640       0.58       6.638         681     160,785      87.45       81.43        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                    Distribution By Property Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Property Type          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,175      $228,062,508      74.83%      6.507%        635    $194,096      81.34%      80.51%      94.18%
2-4 Units                 135        37,150,992      12.19       6.744         656     275,193      80.97       69.11       78.28
PUD                       122        22,522,197       7.39       6.580         637     184,608      82.55       77.32       91.90
Condominium                74        13,205,625       4.33       6.730         642     178,454      81.51       75.94       85.50
Manu/Mobil                 33         3,836,030       1.26       6.877         644     116,243      75.46       85.27       96.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                        Distribution By State

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
State                  Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)     395       $88,887,301      29.16%      6.222%        640    $225,031      76.58%      76.68%      95.57%
California (Northern)     166        36,449,574      11.96       6.150         653     219,576      77.61       81.06       90.90
New York                  140        34,798,723      11.42       6.634         633     248,562      79.23       78.43       93.12
Florida                   172        27,641,004       9.07       6.995         625     160,704      86.02       73.97       90.98
Hawaii                     45        14,340,839       4.71       6.171         670     318,685      84.92       77.83       91.10
Texas                      66         8,845,478       2.90       7.182         615     134,022      86.69       78.93       90.73
Illinois                   46         8,146,757       2.67       7.314         628     177,103      85.53       77.68       90.27
Arizona                    46         6,786,571       2.23       6.771         639     147,534      88.20       79.92       92.89
New Jersey                 24         6,237,462       2.05       6.990         652     259,894      88.30       65.28       79.82
Massachusetts              25         6,037,063       1.98       6.204         636     241,483      80.85       82.12      100.00
Connecticut                31         5,769,902       1.89       6.709         627     186,126      84.32       76.39       88.85
All Others                383        60,836,678      19.96       6.891         632     158,843      85.62       84.19       87.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       30

                                                      Distribution By Zip Code

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Zip Code               Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
96797                       8        $2,558,968       0.84%      6.148%        698    $319,871      87.68%      89.09%      89.09%
96819                       5         1,767,410       0.58       6.594         686     353,482      87.23       56.06      100.00
11236                       6         1,702,546       0.56       6.624         603     283,758      77.43       77.32      100.00
11520                       5         1,220,753       0.40       6.249         668     244,151      80.65      100.00      100.00
90650                       5         1,214,779       0.40       5.821         659     242,956      81.61       82.19      100.00
92508                       4         1,207,857       0.40       5.821         662     301,964      83.35      100.00      100.00
11203                       4         1,187,605       0.39       6.634         694     296,901      88.93       69.73      100.00
92707                       5         1,180,408       0.39       6.318         626     236,082      76.32       32.37      100.00
11580                       4         1,158,315       0.38       6.357         670     289,579      89.43      100.00      100.00
90606                       5         1,149,833       0.38       6.055         642     229,967      80.83      100.00      100.00
All Others              1,488       290,428,879      95.29       6.569         637     195,181      81.20       78.66       91.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                            Distribution By Remaining Months To Maturity

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Remaining Months       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
  To Maturity          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months             60       $10,420,154       3.42%      6.589%        636    $173,669      74.73%      60.81%      87.12%
181 - 240 Months           45         7,948,879       2.61       6.400         627     176,642      75.27       80.92       98.46
241 - 360 Months        1,434       286,408,319      93.97       6.559         638     199,727      81.73       79.34       91.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

                                                  Distribution By Amortization Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Amortization Type      Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed 15 Year              60       $10,420,154       3.42%      6.589%        636    $173,669      74.73%      60.81%      87.12%
Fixed 20 Year              45         7,948,879       2.61       6.400         627     176,642      75.27       80.92       98.46
Fixed 30 Year           1,434       286,408,319      93.97       6.559         638     199,727      81.73       79.34       91.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,539      $304,777,353     100.00%      6.556%        638    $198,036      81.32%      78.74%      91.73%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Group II Adjustable Rate Mortgage Loans

Scheduled Principal Balance:                                        $267,009,280
Number of Mortgage Loans:                                                  1,334
Average Scheduled Principal Balance:                                    $200,157
Weighted Average Gross Coupon:                                            7.192%
Weighted Average Net Coupon:                                              6.682%
Weighted Average Original FICO Score:                                        614
Weighted Average Original LTV Ratio:                                      90.24%
Weighted Average Stated Remaining Term (months):                             357
Weighted Average Seasoning (months):                                           3
Weighted Average Months to Roll:                                              24
Weighted Average Gross Margin:                                             5.68%
Weighted Average Initial Rate Cap:                                         2.00%
Weighted Average Periodic Rate Cap:                                        1.00%
Weighted Average Gross Maximum Lifetime Rate:                             13.19%


                                              Distribution By Current Principal Balance

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Current Principal      Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
    Balance            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,000 & Below           198       $13,303,117       4.98%      8.003%        594     $67,187      87.39%      75.93%      68.96%
$75,001 - $100,000        269        23,492,542       8.80       7.904         593      87,333      88.83       67.06       86.61
$100,001 - $125,000       213        23,690,937       8.87       7.618         597     111,225      90.02       66.96       91.17
$125,001 - $150,000       103        13,897,366       5.20       7.774         595     134,926      89.35       60.40       83.44
$150,001 - $200,000        83        14,237,922       5.33       7.701         597     171,541      89.87       66.26       90.64
$200,001 - $250,000        45        10,058,280       3.77       7.445         607     223,517      88.21       62.75       89.65
$250,001 - $300,000        29         7,898,498       2.96       7.460         604     272,362      91.16       40.67       85.97
$300,001 - $350,000        65        21,994,116       8.24       6.879         620     338,371      90.76       36.71       90.60
$350,001 - $400,000       141        52,804,940      19.78       6.809         623     374,503      91.54       31.72       96.41
$400,001 & Above          188        85,631,560      32.07       6.835         629     455,487      90.57       33.16       91.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                    Distribution By Current Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below              91       $29,880,024      11.19%      5.694%        641    $328,352      90.24%      57.01%      93.67%
6.00- 6.49%               119        34,261,397      12.83       6.212         631     287,911      89.61       44.74       87.49
6.50- 6.99%               228        59,621,334      22.33       6.757         627     261,497      91.48       45.29       97.48
7.00- 7.49%               229        47,985,386      17.97       7.223         620     209,543      91.19       43.08       90.30
7.50- 7.99%               245        40,896,286      15.32       7.721         604     166,924      90.07       42.72       87.16
8.00- 8.49%               157        21,116,207       7.91       8.224         581     134,498      88.49       48.25       85.39
8.50- 8.99%               148        19,783,963       7.41       8.762         580     133,675      88.41       42.81       84.02
9.00 & Above              117        13,464,683       5.04       9.284         572     115,083      88.99       45.56       83.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       32

                                                    Distribution By Credit Score

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Credit Score           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                12        $2,976,832       1.11%      6.825%        759    $248,069      84.95%      24.84%      81.52%
720-739                     7         2,305,109       0.86       6.737         729     329,301      85.22       29.02       75.33
700-719                    20         6,580,364       2.46       6.301         707     329,018      90.31       34.62       59.97
680-699                    53        12,684,384       4.75       6.447         690     239,328      90.04       19.51       83.81
660-679                    73        19,935,573       7.47       6.622         667     273,090      92.29       36.30       89.60
640-659                   119        29,341,052      10.99       6.835         649     246,563      91.91       27.73       85.42
620-639                   188        44,887,004      16.81       7.076         629     238,761      92.00       35.62       88.59
600-619                   236        49,852,987      18.67       7.062         609     211,241      92.30       54.82       91.94
580-599                   196        35,403,094      13.26       7.380         589     180,628      90.09       48.95       95.32
560-579                   164        24,163,296       9.05       7.890         569     147,337      88.70       55.22       96.53
540-559                   187        27,026,597      10.12       7.819         553     144,527      88.50       67.22       95.40
520-539                    47         6,593,267       2.47       7.951         531     140,282      77.95       60.59       92.13
500-519                    32         5,259,723       1.97       8.230         509     164,366      76.79       87.60       91.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                     Distribution By Lien Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Lien Status            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens             1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                    Distribution By Original LTV

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Original LTV           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.00% & Below              2          $269,058       0.10%      8.653%        506    $134,529      46.18%     100.00%     100.00%
50.01 - 60.00%              8         1,153,651       0.43       7.861         539     144,206      56.71       43.12       79.42
60.01 - 70.00%             23         2,892,573       1.08       7.604         564     125,764      67.41       71.23       75.66
70.01 - 80.00%            113        22,586,162       8.46       7.030         619     199,878      79.00       42.03       90.88
80.01 - 85.00%             82        11,108,176       4.16       7.584         595     135,466      84.71       48.79       65.03
85.01 - 90.00%            644       117,255,381      43.91       7.373         598     182,074      89.65       44.04       84.74
90.01 - 95.00%            462       111,744,279      41.85       6.974         634     241,871      94.73       47.35       98.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                    Distribution By Documentation

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Documentation          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                  761      $122,294,654      45.80%      7.139%        601    $160,703      90.18%     100.00%      90.76%
Limited Doc                72        17,259,538       6.46       6.874         619     239,716      91.85        0.00       87.81
Stated Doc                501       127,455,087      47.73       7.285         627     254,401      90.09        0.00       90.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       33

                                                    Distribution By Loan Purpose

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Loan Purpose           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                  459       $84,647,542      31.70%      7.286%        628    $184,417      87.52%      39.73%      80.61%
Refinance - Cashout       832       174,013,637      65.17       7.148         608     209,151      91.49       48.17       94.64
Refinance - No Cashout     43         8,348,101       3.13       7.146         604     194,142      91.83       58.01       96.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                  Distribution By Occupancy Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Occupancy Status       Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1,156      $241,006,903      90.26%      7.159%        612    $208,483      90.54%      46.06%     100.00%
Non-Owner Occupied        165        22,291,541       8.35       7.602         635     135,100      87.26       42.66        0.00
Second Home                13         3,710,836       1.39       6.830         656     285,449      88.60       48.19        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                    Distribution By Property Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Property Type          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family           1,053      $210,667,644      78.90%      7.153%        612    $200,064      90.41%      46.72%      91.49%
PUD                       103        25,618,154       9.59       7.176         622     248,720      90.57       44.83       89.44
Condominium                78        15,206,390       5.70       7.382         627     194,954      90.04       44.01       85.40
2-4 Units                  67        12,758,242       4.78       7.577         627     190,422      89.76       25.05       75.83
Manu/Mobil                 33         2,758,849       1.03       7.462         586      83,601      77.83       90.66       97.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                        Distribution By State

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
State                  Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)     181       $66,347,363      24.85%      6.752%        623    $366,560      89.63%      40.68%      93.56%
California (Northern)     106        39,315,208      14.72       6.636         621     370,898      90.79       32.41       96.94
Florida                   188        29,667,714      11.11       7.308         610     157,807      90.36       50.49       83.09
Illinois                   72        15,690,528       5.88       7.938         616     217,924      89.83       35.18       89.31
New York                   37        14,880,197       5.57       7.127         621     402,167      91.35       28.00       96.28
Arizona                   131        14,713,002       5.51       7.349         602     112,313      91.37       56.60       95.90
Michigan                  101        11,146,218       4.17       7.908         587     110,359      88.60       75.21       87.77
Nevada                     35         7,065,991       2.65       7.358         623     201,885      91.17       55.96       93.42
Texas                      49         6,516,643       2.44       7.681         624     132,993      89.89       38.12       57.52
Washington                 25         5,591,311       2.09       7.110         625     223,652      91.55       55.80       88.81
Maryland                   30         4,848,183       1.82       7.490         592     161,606      90.88       88.39       92.15
All Others                379        51,226,922      19.19       7.604         606     135,163      90.10       53.38       86.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       34

                                                      Distribution By Zip Code

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Zip Code               Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
94531                       5        $1,976,713       0.74%      6.391%        646    $395,343      90.93%      60.10%     100.00%
94591                       5         1,962,670       0.74       6.263         616     392,534      91.12       42.56      100.00
92505                       5         1,852,830       0.69       5.967         622     370,566      89.77       59.25      100.00
92882                       4         1,732,758       0.65       6.833         661     433,189      87.93        0.00      100.00
94544                       4         1,557,560       0.58       6.807         638     389,390      95.00        0.00      100.00
91001                       3         1,447,210       0.54       6.487         563     482,403      82.31       34.44      100.00
95122                       3         1,287,812       0.48       6.108         641     429,271      90.78        0.00      100.00
92806                       3         1,276,092       0.48       6.547         604     425,364      91.95       34.92      100.00
75034                       3         1,260,630       0.47       6.424         701     420,210      91.97       33.13        0.00
92065                       3         1,233,938       0.46       6.291         676     411,313      93.02       68.92       62.58
All Others              1,296       251,421,068      94.16       7.240         613     193,998      90.23       46.52       90.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                            Distribution By Remaining Months To Maturity

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Remaining Months       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
  To Maturity          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months              2          $170,720       0.06%      9.061%        533     $85,360      90.00%     100.00%     100.00%
241 - 360 Months        1,332       266,838,560      99.94       7.190         614     200,329      90.24       45.77       90.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                  Distribution By Amortization Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Amortization Type      Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year Hybrid           1,097      $207,684,155      77.78%      7.204%        612    $189,320      90.15%      47.31%      90.38%
3 Year Hybrid             237        59,325,125      22.22       7.150         621     250,317      90.57       40.51       89.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                    Distribution By Periodic Cap

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Periodic Cap           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                Distribution By Months To Rate Reset

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Months To              Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Rate Reset             Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
13-24                   1,097      $207,684,155      77.78%      7.204%        612    $189,320      90.15%      47.31%      90.38%
25-36                     237        59,325,125      22.22       7.150         621     250,317      90.57       40.51       89.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       35

                                                  Distribution By Life Maximum Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Life Maximum           Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
   Rate                Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.00-11.49%               18        $6,270,618       2.35%      5.315%        653    $348,368      88.23%      49.77%     100.00%
11.50-11.99%               73        23,609,405       8.84       5.795         638     323,417      90.77       58.93       91.99
12.00-12.49%              119        34,261,397      12.83       6.212         631     287,911      89.61       44.74       87.49
12.50-12.99%              228        59,621,334      22.33       6.757         627     261,497      91.48       45.29       97.48
13.00-13.49%              229        47,985,386      17.97       7.223         620     209,543      91.19       43.08       90.30
13.50-13.99%              245        40,896,286      15.32       7.721         604     166,924      90.07       42.72       87.16
14.00-14.49%              157        21,116,207       7.91       8.224         581     134,498      88.49       48.25       85.39
14.50-14.99%              148        19,783,963       7.41       8.762         580     133,675      88.41       42.81       84.02
15.00-15.49%               93        11,106,794       4.16       9.170         574     119,428      89.09       43.58       82.26
15.50% & Above             24         2,357,888       0.88       9.817         562      98,245      88.52       54.88       91.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

                                                       Distribution By Margin

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Margin                 Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50- 4.99%               602       $96,310,422      36.07%      7.546%        607    $159,984      90.25%      48.29%      86.40%
5.00- 5.49%                 3           584,495       0.22       7.063         679     194,832      93.73       25.36      100.00
5.50- 5.99%                74        23,728,822       8.89       7.016         626     320,660      87.39       37.99       93.62
6.00- 6.49%                22         4,432,377       1.66       7.183         616     201,472      90.06       40.87       97.85
6.50- 6.99%               629       141,259,045      52.90       6.978         617     224,577      90.73       45.39       92.15
7.00 & Above                4           694,119       0.26       7.677         611     173,530      85.11      100.00       69.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,334      $267,009,280     100.00%      7.192%        614    $200,157      90.24%      45.80%      90.26%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Group II Fixed Rate Mortgage Loans

Scheduled Principal Balance:                                        $152,440,764
Number of Mortgage Loans:                                                    559
Average Scheduled Principal Balance:                                    $272,703
Weighted Average Gross Coupon:                                            6.254%
Weighted Average Net Coupon:                                              5.744%
Weighted Average Original FICO Score:                                        661
Weighted Average Original LTV Ratio:                                      78.65%
Weighted Average Stated Remaining Term (months):                             348
Weighted Average Seasoning (months):                                           4


                                              Distribution By Current Principal Balance

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Current Principal      Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
    Balance            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$75,000 & Below            64        $4,324,989       2.84%      7.631%        611     $67,578      80.10%      78.23%      73.41%
$75,001 - $100,000         71         6,125,376       4.02       7.587         592      86,273      81.10       87.71       84.55
$100,001 - $125,000        48         5,357,672       3.51       7.428         603     111,618      81.22       77.72       89.86
$125,001 - $150,000        26         3,582,324       2.35       7.401         608     137,782      82.20       71.92       96.45
$150,001 - $200,000        24         4,196,049       2.75       7.365         598     174,835      79.04       75.44       91.88
$200,001 - $250,000        18         4,047,860       2.66       6.570         618     224,881      81.16       76.87       94.66
$250,001 - $300,000        11         3,012,631       1.98       6.491         609     273,876      74.48       74.62      100.00
$300,001 - $350,000        43        14,539,351       9.54       6.234         648     338,124      81.15       69.86       95.22
$350,001 - $400,000       116        43,365,185      28.45       6.046         669     373,838      81.33       77.78      100.00
$400,001 & Above          138        63,889,326      41.91       5.912         685     462,966      75.52       80.51       96.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                    Distribution By Current Rate

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Current Rate           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below             209       $79,995,700      52.48%      5.527%        693    $382,755      73.82%      88.88%      99.81%
6.00- 6.49%                76        22,290,158      14.62       6.235         638     293,292      81.95       71.38       94.12
6.50- 6.99%                86        20,825,516      13.66       6.756         631     242,157      84.72       72.72       96.05
7.00- 7.49%                53        10,733,038       7.04       7.162         631     202,510      82.96       60.91       92.25
7.50- 7.99%                50         7,896,246       5.18       7.692         620     157,925      87.03       61.29       82.84
8.00- 8.49%                30         3,633,361       2.38       8.216         593     121,112      87.42       74.35       86.01
8.50- 8.99%                27         3,617,081       2.37       8.757         572     133,966      82.86       64.01       87.26
9.00 & Above               28         3,449,664       2.26       9.407         573     123,202      86.23       23.09       74.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       37

                                                    Distribution By Credit Score

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Credit Score           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                41       $17,099,572      11.22%      5.499%        767    $417,063      70.20%      89.33%      94.62%
720-739                    29        11,632,800       7.63       5.509         727     401,131      72.22       92.46      100.00
700-719                    38        15,421,450      10.12       5.747         708     405,828      77.49       75.88       88.83
680-699                    52        18,453,631      12.11       5.986         689     354,878      83.60       68.87       98.91
660-679                    45        13,619,842       8.93       6.116         668     302,663      78.91       69.79       95.72
640-659                    68        17,798,595      11.68       6.316         650     261,744      82.08       70.43       97.27
620-639                    74        18,446,548      12.10       6.480         628     249,278      81.58       76.69       96.88
600-619                    63        14,877,342       9.76       6.487         609     236,148      80.94       80.89       98.49
580-599                    46         8,295,604       5.44       6.963         588     180,339      79.93       78.39       95.71
560-579                    36         6,884,905       4.52       7.200         567     191,247      78.91       80.95       87.82
540-559                    44         7,164,400       4.70       7.658         553     162,827      77.33       84.42       96.95
520-539                    15         1,921,329       1.26       7.839         529     128,089      75.94       90.06      100.00
500-519                     8           824,745       0.54       8.688         509     103,093      72.03      100.00       76.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                     Distribution By Lien Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Lien Status            Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens               559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                    Distribution By Original LTV

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Original LTV           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.00% & Below             16        $5,367,036       3.52%      5.608%        697    $335,440      40.24%      84.15%      98.42%
50.01 - 60.00%             26         7,205,632       4.73       5.870         679     277,140      55.99       65.13       97.60
60.01 - 70.00%             65        21,230,196      13.93       5.679         679     326,618      65.36       92.33       99.68
70.01 - 80.00%            205        54,939,092      36.04       6.111         661     267,996      77.33       81.98       95.19
80.01 - 85.00%             49        12,125,916       7.95       6.138         646     247,468      84.25       86.54       98.11
85.01 - 90.00%            125        32,162,526      21.10       6.681         649     257,300      89.34       68.08       90.30
90.01 - 95.00%             73        19,410,367      12.73       6.976         653     265,895      94.73       67.51      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                    Distribution By Documentation

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Documentation          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                  439      $119,343,220      78.29%      6.088%        662    $271,852      77.91%     100.00%      97.91%
Limited Doc                22         8,151,577       5.35       6.251         669     370,526      79.24        0.00       83.12
Stated Doc                 98        24,945,966      16.36       7.050         653     254,551      81.99        0.00       90.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       38

                                                    Distribution By Loan Purpose

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Loan Purpose           Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   90       $22,600,612      14.83%      6.896%        674    $251,118      85.35%      55.44%      85.57%
Refinance- Cashout        413       111,197,363      72.94       6.213         649     269,243      78.84       82.36       97.32
Refinance - No Cashout     56        18,642,790      12.23       5.721         716     332,907      69.33       81.69       99.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                  Distribution By Occupancy Status

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Occupancy Status       Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            515      $146,126,541      95.86%      6.198%        661    $283,741      78.50%      79.97%     100.00%
Non-Owner Occupied         43         5,966,150       3.91       7.625         665     138,748      82.71       35.93        0.00
Second Home                 1           348,073       0.23       6.450         561     348,073      72.00      100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                    Distribution By Property Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Property Type          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family             455      $125,313,442      82.20%      6.173%        662    $275,414      77.66%      79.02%      97.83%
PUD                        45        14,464,984       9.49       6.401         654     321,444      83.67       79.47       96.45
2-4 Units                  21         6,405,758       4.20       7.005         667     305,036      84.34       59.49       68.81
Condominium                19         4,751,753       3.12       6.561         659     250,092      81.66       75.30       82.81
Manu/Mobil                 19         1,504,827       0.99       7.481         629      79,201      78.67       95.52       82.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                        Distribution By State

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
State                  Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
California (Southern)     178       $69,582,278      45.65%      5.856%        675    $390,912      75.87%      82.03%      97.11%
California (Northern)      86        31,767,775      20.84       5.817         683     369,393      77.98       80.44       97.99
New York                   30        12,271,574       8.05       6.784         648     409,052      81.93       68.08       92.51
Florida                    73        11,510,424       7.55       6.848         624     157,677      77.75       61.29       95.49
Texas                      25         3,459,919       2.27       7.828         606     138,397      85.70       61.68       92.21
Arizona                    22         3,047,134       2.00       6.661         639     138,506      85.22       74.98       97.78
Maryland                    9         2,055,013       1.35       7.475         597     228,335      87.85      100.00      100.00
New Jersey                  7         1,973,507       1.29       6.325         633     281,930      75.83       78.93       92.17
Pennsylvania               11         1,944,283       1.28       7.500         622     176,753      90.27       69.11      100.00
Ohio                       21         1,675,355       1.10       7.409         589      79,779      83.35      100.00       85.43
Connecticut                 5         1,382,648       0.91       7.115         626     276,530      90.20       95.10       95.10
All Others                 92        11,770,853       7.72       7.391         625     127,944      85.42       75.93       87.88
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       39

                                                      Distribution By Zip Code

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Zip Code               Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
91709                       4        $1,590,773       1.04%      6.336%        661    $397,693      84.44%      26.95%     100.00%
93907                       4         1,542,259       1.01       5.642         710     385,565      78.77      100.00      100.00
91784                       3         1,329,982       0.87       6.293         715     443,327      89.34       34.07       34.07
91356                       3         1,328,582       0.87       5.276         709     442,861      61.81       60.08      100.00
92082                       3         1,323,695       0.87       5.673         735     441,232      79.32       64.71      100.00
95127                       3         1,288,519       0.85       5.446         701     429,506      69.64      100.00      100.00
92677                       3         1,272,503       0.83       6.488         621     424,168      78.12       72.76       72.76
92646                       3         1,207,053       0.79       5.454         707     402,351      74.37      100.00      100.00
91739                       3         1,170,662       0.77       6.117         632     390,221      82.80       66.30      100.00
92883                       3         1,093,048       0.72       5.399         664     364,349      71.23      100.00      100.00
All Others                527       139,293,687      91.38       6.295         658     264,314      78.78       78.95       96.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                            Distribution By Remaining Months To Maturity

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
Remaining Months       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
  To Maturity          Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180 Months             27        $4,794,347       3.15%      6.363%        636    $177,568      75.49%      76.79%      94.50%
181 - 240 Months           21         4,211,309       2.76       6.356         639     200,539      74.80       80.23       89.38
241 - 360 Months          511       143,435,108      94.09       6.248         662     280,695      78.86       78.28       96.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

                                                  Distribution By Amortization Type

                                                    Pct. Of     Weighted
                                                    Pool By       Avg.                   Avg.      Weighted                  Pct.
                       Number Of      Principal    Principal     Gross     Weighted   Principal   Avg. Orig.  Pct. Full     Owner
Amortization Type      Loans          Balance      Balance      Coupon    Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed 15 Year              27        $4,794,347       3.15%      6.363%        636    $177,568      75.49%      76.79%      94.50%
Fixed 20 Year              21         4,211,309       2.76       6.356         639     200,539      74.80       80.23       89.38
Fixed 30 Year             511       143,435,108      94.09       6.248         662     280,695      78.86       78.28       96.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     559      $152,440,764     100.00%      6.254%        661    $272,703      78.65%      78.29%      95.86%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap, WAC Cap and Effective WAC Cap. The Loan Group I Cap, and the Loan Group II Cap, the WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution      Group I Loan Cap   Group II Loan           WAC          Eff. WAC Cap      A-1 Effective     A-2 Effective
   Date                Cap (%)           Cap (%)           Cap (%)             (%)            Coupon (%)        Coupon (%)
------------  --------------------  --------------  -------------------  --------------  -----------------  ----------------
      Jul-04          11.28714          11.18997          11.25534          11.25534          11.65831          11.59897
      Aug-04           6.39376           6.33701           6.37519           8.92484           9.83105           9.82626
      Sep-04           5.81057           5.75754           5.79321           8.37087           9.29378           9.28756
      Oct-04           6.84604           6.78198           6.82507           9.42874          10.42604          10.41287
      Nov-04           5.98858           5.93126           5.96981           8.59744           9.60057           9.59115
      Dec-04           6.18014           6.11980           6.16038           8.80985           9.86103           9.84967
      Jan-05           6.60481           6.53917           6.58331           9.25244          10.35988          10.34553
      Feb-05           6.17741           6.11507           6.15699           8.84354           9.97701           9.96500
      Mar-05           6.83804           6.76813           6.81514           9.51681          10.72811          10.71189
      Apr-05           6.17535           6.11153           6.15445           8.86889          10.09388          10.08187
      May-05           6.38041           6.31389           6.35862           9.08344          10.36854          10.35534
      Jun-05           5.79983           5.73897           5.77989           8.51262           9.82039           9.81115
      Jul-05           6.83507           6.76306           6.81148           9.54961          10.96417          10.94861
      Aug-05           6.17322           6.10790           6.15182           8.89535          10.33222          10.32149
      Sep-05           5.97992           5.91638           5.95911           8.70805          10.19441          10.18534
      Oct-05           6.59811           6.52771           6.57505           9.32940          10.91503          10.90236
      Nov-05           6.17203           6.10590           6.15037           8.91013          10.53651          10.52714
      Dec-05           5.97877           5.91445           5.95770           8.72287          10.40892          10.40131
      Jan-06           6.59684           6.52558           6.57350           9.34409          11.14201          11.13079
      Feb-06           5.79685           5.73489           5.77655           8.55256          10.37587          10.37112
      Mar-06           6.83423           6.75824           6.80934           9.59077          11.57439          11.56166
      Apr-06           7.55954           7.48666           7.53567          10.32252          12.49476          12.48586
      May-06           7.31236           7.23580           7.28728          10.07918          12.33239          12.32189
      Jun-06           6.85401           6.78199           6.83042           9.62735          11.94257          11.93579
      Jul-06           7.56157           7.48185           7.53546          10.33744          12.82828          12.81794
      Aug-06           7.07236           6.99802           7.04800           9.85503          12.41560          12.40958
      Sep-06           7.07218           6.99640           7.04735           9.85942          12.54460          12.53874
      Oct-06           7.76809           7.68990           7.74247          10.55958          13.48010          13.47468
      Nov-06           7.06303           6.98909           7.03881           9.86080          12.84554          12.84357
      Dec-06           8.03534           7.95095           8.00769          10.83458          14.09198          14.08533
      Jan-07           7.76566           7.68384           7.73885          10.57062          13.96238          13.95861
      Feb-07           7.27858           7.20582           7.25474          10.09140          13.59859          13.60182
      Mar-07           8.32488           8.23618           8.29582          11.13736          14.99174          14.98708
      Apr-07           8.49178           8.38768           8.45767          11.30409          15.45040          15.43780
      May-07           8.49501           8.39593           8.46254          11.31359          15.69939          15.69213
      Jun-07           8.21843           8.12235           8.18695          11.04262          15.63710          15.63346
      Jul-07           8.48975           8.39027           8.45715          11.31745          55.52050          55.83726
      Aug-07           7.71557           7.62718           7.68661          10.55152          17.89590          17.92058
      Sep-07           8.78176           8.67781           8.74770          11.61723          19.23800          19.25546
      Oct-07           9.07374           8.96277           9.03738          11.91153          19.21758          19.22872
      Nov-07           8.50782           8.40471           8.47404          11.35263          18.12279          18.13563
      Dec-07           9.07185           8.96168           9.03576          11.91879          18.70036          18.70949
      Jan-08           9.06870           8.95834           9.03254          11.92001          18.44729          18.45501
      Feb-08           8.77311           8.66850           8.73883          11.63073          17.78316          17.79232
      Mar-08           9.37955           9.26441           9.34182          12.23815          18.41611          18.41927
      Apr-08           9.33614           9.21840           9.29757          12.19831          18.10514          18.10476
      May-08           9.04509           8.93196           9.00802          11.91304          17.70640          17.70850
      Jun-08           9.97702           9.85202           9.93606          12.84535          19.01965          19.01759


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       41


Distribution      Group I Loan Cap   Group II Loan           WAC          Eff. WAC Cap      A-1 Effective     A-2 Effective
   Date                Cap (%)           Cap (%)           Cap (%)             (%)            Coupon (%)        Coupon (%)
------------  --------------------  --------------  -------------------  --------------  -----------------  ----------------
      Jul-08           9.64081           9.51983           9.60117          12.51472          18.55860          18.55842
      Aug-08           9.32630           9.21094           9.28850          12.20630          18.12506          18.12784
      Sep-08           9.32595           9.20868           9.28753          12.20958          18.13209          18.13393
      Oct-08           9.15267           9.02910           9.11218          12.03848          17.86755          17.86461
      Nov-08          10.09702           9.96463          10.05364          12.98414          19.19579          19.19071
      Dec-08           9.44197           9.31799           9.40135          12.33604          18.28957          18.28804
      Jan-09           9.43835           9.31423           9.39768          12.33656          18.29153          18.29016
      Feb-09           9.74923           9.62275           9.70778          12.65085          18.73535          18.73381
      Mar-09          10.44508          10.30750          10.40000          13.34724          19.72157          19.71543
      Apr-09           8.97622           8.84988           8.93482          11.88623          17.63967          17.63554
      May-09          10.21175          10.07194          10.16594          13.12148          19.37506          19.36667
      Jun-09           9.86753           9.73225           9.82320          12.78287          18.90138          18.89493
      Jul-09           9.24723           9.12029           9.20563          12.16941          18.04513          18.04215
      Aug-09          10.19989          10.05969          10.15395          13.12184          19.38268          19.37447
      Sep-09           9.53815           9.40687           9.49513          12.46713          18.46696          18.46238
      Oct-09           9.53447           9.40308           9.49142          12.46751          18.47185          18.46728
      Nov-09           9.84849           9.71259           9.80396          12.78414          18.91758          18.91120
      Dec-09           8.94973           8.82608           8.90921          11.89348          17.67175          17.67031
      Jan-10          10.54384          10.39798          10.49605          13.48439          19.90641          19.89599
      Feb-10           9.51982           9.38796           9.47661          12.46902          18.48395          18.47909
      Mar-10          10.53576          10.38964          10.48788          13.48435          19.91752          19.90686
      Apr-10           9.21526           9.08730           9.17333          12.17386          18.07529          18.07180
      May-10          10.16468          10.02336          10.11838          13.12295          19.41272          19.40371
     Jun-10*           9.50527           9.37296           9.46191          12.47052          18.49776          18.49222
      Jul-10           9.50164           9.36923           9.45826           9.45826          13.28824          13.23447
      Aug-10           9.81463           9.67769           9.76976           9.76976          13.72599          13.67023
      Sep-10           8.91900           8.79441           8.87818           8.87818          12.47488          12.42402
      Oct-10          10.50770          10.36073          10.45954          10.45954          14.70037          14.64021
      Nov-10           9.19075           9.06206           9.14859           9.14859          12.85801          12.80516
      Dec-10           9.48364           9.35069           9.44008           9.44008          13.27087          13.21610
      Jan-11          10.13386           9.99163          10.08726          10.08726          14.18084          14.12202
      Feb-11           9.47649           9.34333           9.43286           9.43286          13.26256          13.20728
      Mar-11          10.48788          10.34035          10.43954          10.43954          14.68484          14.62339
      Apr-11           9.46936           9.33601           9.42567           9.42567          13.25585          13.20003
      May-11           9.78134           9.64344           9.73616           9.73616          13.69585          13.63788
      Jun-11           8.88880           8.76334           8.84769           8.84769          12.44625          12.39327
      Jul-11          10.47217          10.32420          10.42369          10.42369          14.66685          14.60406
      Aug-11           9.45520           9.32146           9.41138           9.41138          13.24271          13.18566
      Sep-11           9.15632           9.02666           9.11383           9.11383          12.49080          12.43235
      Oct-11          10.09976           9.95660          10.05286          10.05286          11.24784          11.16173
      Nov-11           9.44466           9.31064           9.40075           9.40075          10.52924          10.44869
      Dec-11           9.14612           9.01620           9.10356           9.10356          10.21032          10.13233
      Jan-12          10.08854           9.94508          10.04154          10.04154          11.27489          11.18883
      Feb-12           8.86242           8.73626           8.82108           8.82108           9.91734           9.84174
      Mar-12          10.44114          10.29236          10.39240          10.39240          11.70281          11.61373
      Apr-12           9.74148           9.60253           9.69596           9.69596          10.93034          10.84718
      May-12           9.73791           9.59887           9.69235           9.69235          10.94316          10.86003
      Jun-12           9.42033           9.28569           9.37622           9.37622          10.59998          10.51952
      Jul-12           9.73078           9.59157           9.68517           9.68517          10.96703          10.88390
      Aug-12           8.84294           8.71631           8.80145           8.80145           9.98008           9.90450
      Sep-12          10.05899           9.91480          10.01175          10.01175          11.37021          11.28418
      Oct-12           9.72016           9.58070           9.67447           9.67447          11.00636          10.92320
      Nov-12           9.10934           8.97852           9.06648           9.06648          10.33022          10.25223
      Dec-12           9.71312           9.57349           9.66737           9.66737          11.03509          10.95189
      Jan-13           9.70961           9.56991           9.66384           9.66384          11.04869          10.96544
      Feb-13           9.39301           9.25774           9.34869           9.34869          10.70749          10.62688
      Mar-13          10.39567          10.24582          10.34657          10.34657          11.87718          11.78791


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs &
Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.


                                       42


Distribution      Group I Loan Cap   Group II Loan           WAC          Eff. WAC Cap      A-1 Effective     A-2 Effective
   Date                Cap (%)           Cap (%)           Cap (%)             (%)            Coupon (%)        Coupon (%)
------------  --------------------  --------------  -------------------  --------------  -----------------  ----------------
      Apr-13           9.38627           9.25085           9.34190           9.34190          10.73956          10.65884
      May-13           8.81425           8.68696           8.77255           8.77255          10.10597          10.03010
      Jun-13          10.38451          10.23442          10.33534          10.33534          11.92830          11.83878
      Jul-13           9.68875           9.54860           9.64284           9.64284          11.15335          11.06971
      Aug-13           9.07998           8.94852           9.03691           9.03691          10.47295          10.39444
      Sep-13           9.68188           9.54158           9.63591           9.63591          11.19118          11.10732
      Oct-13           9.67845           9.53809           9.63246           9.63246          11.22208          11.13816
      Nov-13           9.36294           9.22703           9.31841           9.31841          10.89769          10.81645
      Dec-13           9.35964           9.22367           9.31510           9.31510          10.93952          10.85825
      Jan-14           9.06397           8.93219           9.02079           9.02079          10.63644          10.55765
      Feb-14           9.99811           9.85264           9.95045           9.95045          11.78253          11.69549
      Mar-14          10.35157          10.20083          10.30219          10.30219          12.25719          12.16693
      Apr-14           9.34655           9.21033           9.30192           9.30192          11.11192          11.03024
      May-14           9.05132           8.91931           9.00807           9.00807          10.81148          10.73221
      Jun-14           9.98420           9.83847           9.93646           9.93646          11.97986          11.89216

*     Represents the final month of the Interest Rate Cap agreement.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR and Fixed Rate Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $226,386,368 (the initial fixed rate notional amount), a term of 71 months beginning on the second distribution date and a strike rate of 1-month LIBOR equal to 5.8750%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


Distribution Period       Interest Rate Cap         Distribution Period       Interest Rate Cap
     (months)             Notional Amount ($)            (months)             Notional Amount ($)
-------------------     -----------------------     -------------------     -----------------------
         1                             0                    36                   104,363,534
         2                   226,386,368                    37                   101,764,888
         3                   223,898,829                    38                    99,230,132
         4                   221,151,300                    39                    96,757,709
         5                   218,149,611                    40                    94,346,100
         6                   214,900,544                    41                    91,993,824
         7                   211,411,827                    42                    89,699,435
         8                   207,692,104                    43                    87,461,521
         9                   203,750,912                    44                    85,278,705
        10                   199,598,643                    45                    83,149,644
        11                   195,246,506                    46                    81,073,026
        12                   190,706,486                    47                    79,047,572
        13                   185,991,284                    48                    77,072,034
        14                   181,391,425                    49                    75,145,194
        15                   176,904,108                    50                    73,265,862
        16                   172,526,601                    51                    71,432,880
        17                   168,256,238                    52                    69,645,115
        18                   164,090,418                    53                    67,901,463
        19                   160,026,601                    54                    66,200,847
        20                   156,062,311                    55                    64,542,215
        21                   152,195,129                    56                    62,924,542
        22                   148,422,695                    57                    61,346,826
        23                   144,742,709                    58                    59,808,090
        24                   141,152,922                    59                    58,307,382
        25                   137,651,142                    60                    56,843,772
        26                   134,235,229                    61                    55,416,352
        27                   130,903,097                    62                    54,024,237
        28                   127,652,707                    63                    52,666,564
        29                   124,482,071                    64                    51,342,488
        30                   121,389,249                    65                    50,051,189
        31                   118,372,348                    66                    48,791,863
        32                   115,429,520                    67                    47,563,728
        33                   112,558,963                    68                    46,366,019
        34                   109,758,917                    69                    45,197,991
        35                   107,027,666                    70                    44,058,918
                                                            71                    42,948,089
                                                            72                    41,864,812




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                    Goldman
--------------------------------------------------------------------------------

     Mortgage Finance
     ----------------
     Michelle Gill                                  (212) 357-8721

     Structuring
     -----------
     Carolyn Wang                                   (212) 902-0426

     Trading
     -------
     Kevin Gasvoda                                  (212) 902-8768
     Dariush Pouraghabagher                         (212) 902-2131
     Justin Mahoney                                 (212) 357-5295

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

     Moody's
     -------
     Dhruv Mohinra                                  (212) 553-4143

     Fitch
     -----
     Stephen Lei                                    (212) 908-0778

--------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.